UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026
ARES REAL ESTATE INCOME TRUST INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202

(Address of Principal Executive Offices)	(Zip Code)
(303) 228-2200
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01     Entry into a Material Definitive Agreement.

Subscription Agreement

On May 29, 2026 (the “Purchase Date”), Ares Real Estate Income Trust Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) entered into a subscription agreement (the “Subscription Agreement”) with Ares Apogee Finance HoldCo L.P. (“Apogee SPV”), an affiliate of Ares Commercial Real Estate Management LLC, the Company’s advisor (the “Advisor”) and Ares Perigee Finance HoldCo L.P. (“Perigee SPV”), an affiliate of the Advisor, pursuant to which Perigee SPV agreed to purchase a number of shares (the “Securities”) of Class B common stock, par value $0.01 per share (the “Class B Common Shares”) of the Company in a purchase amount equal to $100,000,000 (the “Purchase”) capitalized by the sponsor of the Company and an institutional investor. The Securities were issued by the Company on June 1, 2026, at a per share purchase price equal to the Company’s net asset value (“NAV”) per share of Class I-PR common stock, par value $0.01 per share (the “Class I-PR Common Shares”) of the Company, as of April 30, 2026. The offer and sale of the Securities to Perigee SPV is exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof in light of Perigee SPV’s status as an institutional accredited investor and because it was not part of a public offering. The terms of the Subscription Agreement are substantially similar to the terms of the Apogee Subscription Agreement described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 2025 as described below.

The Securities purchased by Perigee SPV are subject to a three-year lock-up from the Purchase Date. On or after the expiration of the lock-up (such date, the “Liquidity Date”), Perigee SPV may request that the Company redeem Securities pursuant to the Company’s share redemption program (as amended from time to time, the “SRP”) (but only during the last month of any calendar quarter) provided that such requests will be subordinate to requests from all other common stockholders who have properly submitted a redemption request for such month in accordance with the SRP. In the event that the Securities are held by a non-affiliate of the Advisor, or if the Advisor is no longer the external advisor to the Company, then the redemption terms specified within this paragraph (other than the three-year lock-up) shall terminate and be of no further force or effect and instead, on or after the Liquidity Date, Perigee SPV may request to have additional Securities redeemed by the Company pursuant to the SRP pari passu with all other stockholders of the Company.

Furthermore, on or after the Liquidity Date, Perigee SPV may require the Company to repurchase on a monthly basis, at a price per share equal to the most recently determined NAV per share as of the repurchase date, up to $2,500,000 of Securities per quarter, with such repurchase not subject to the terms of, nor eligible for redemption under, the SRP; provided that the timing of such requests, and the timing of the satisfaction of such requests, shall match the timing of the SRP. Any of such amounts not requested for redemption during a quarter will not roll forward to the next quarter.

In addition, at any time after the Purchase Date if the shares of the Company’s common stock owned by Perigee SPV, together with any shares of the Company’s common stock owned by Apogee SPV and Perigee SPV’s other affiliates, were to represent 25% or more of the Company’s outstanding shares of common stock (such percentage referred to herein as the “ Interest”), then (a) Perigee SPV may require the Company to repurchase an amount of shares of common stock from Perigee SPV and/or its affiliates as may be necessary to cause the Interest to be equal to 24.99%, at a price per share equal to the most recently determined NAV per share as of the repurchase date and (b) the Company may require Perigee SPV to submit for repurchase an amount of shares of common stock from Perigee SPV and/or its affiliates as may be necessary to cause the Interest to be equal to 24.99%, at a price per share equal to the most recently determined NAV per share as of the repurchase date. Any redemptions described in clauses (a) and (b) of this paragraph will not be subject to the terms of, nor eligible for redemption under, the SRP.

The Subscription Agreement also provides that upon delivery of a written notice to the Company, Perigee SPV may, from time to time, require the Company to exchange Class B Common Shares then held by Perigee SPV for Class I-PR Common Shares on a one-for-one basis and in an amount that, after giving effect to such exchange, Perigee SPV, together with certain affiliated and other parties as specified in the Subscription Agreement, would collectively beneficially own no more than 4.90% (or such other percentage as determined by Perigee SPV pursuant to the terms of the Subscription Agreement) of the number of shares of the Company’s voting common stock outstanding immediately after giving effect to such conversion (the “Maximum Percentage”). To the extent an exchange results in Perigee SPV, together with such affiliated and other parties specified in the Subscription Agreement, beneficially owning an amount in excess of the Maximum Percentage then in effect, such exchange shall be null and void and treated as if never made. Any Class I-PR Common Shares obtained as a result of the exchange of Class B Common Shares described in this paragraph will generally be subject to the same rights and restrictions described in the Subscription Agreement with respect to Class B Common Shares initially purchased pursuant to the Subscription Agreement.

As described within the Subscription Agreement, Perigee SPV intends, as collateral securing an issuance of debt by Perigee SPV pursuant to an indenture, to grant a security interest in the Securities in favor of a collateral agent for the benefit of the holders of such debt (collectively, the “Perigee Lender”). Under the terms of the Subscription Agreement, the Company consented to such grant, together with all related documentation and filings necessary to perfect such security interest, and in the event of a foreclosure with respect to the Securities by the Perigee Lender, the Company consents to the transfer of the Securities to the Perigee Lender provided that the Company obtains certain representations from the Perigee Lender and, upon delivery of a written notice to the Company, to the exchange of Class B Common Shares for Class I-PR Common Shares on a one-for-one basis. Under the Subscription Agreement, in the event of a foreclosure, the Company consents to any transfer by the Perigee Lender of the Securities to a third party in the course of liquidating the assets of the Perigee SPV in accordance with such indenture, subject to certain requirements.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 relating to the Subscription Agreement is incorporated herein by reference.

On June 1, 2026, the Company issued the following Class S-PR and Class I-PR shares and, from April 1, 2026 through June 1, 2026, issued the following Class D-PR shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Regulation D.

The following table details the shares issued and gross proceeds:

	Number of
	Shares Issued	Gross Proceeds
Class S-PR Shares (1)(2)	933,871	$7,689,254
Class D-PR Shares (1)	1,114,980	$9,102,263
Class I-PR Shares (1)	1,360,786	$11,109,461
_________________________
(1)Number of shares issued and gross proceeds include activity from shares issued pursuant to our distribution reinvestment plan.
(2)Gross proceeds for Class S-PR shares include upfront selling commissions and dealer manager fees, in aggregate, of $65,129.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
10.1*	Subscription Agreement by and among Ares Real Estate Income Trust Inc., Ares Apogee Finance HoldCo, L.P. and Ares Perigee Finance HoldCo, L.P., dated May 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
____________________________________________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
June 4, 2026
	By:	/s/ TAYLOR M. PAUL
Taylor M. Paul Managing Director, Chief Financial Officer and Treasurer